The Commerce Funds

The Growth Fund (CFGRX)

The Value Fund (CFVLX)

The MidCap Growth Fund (CFAGX)

The Bond Fund (CFBNX)

The Short-Term Government Fund (CFSTX)

The National Tax-Free Intermediate Bond Fund (CFNLX)

The Missouri Tax-Free Intermediate Bond Fund (CFMOX)

The Kansas Tax-Free Intermediate Bond Fund (KTXIX)

(the “Funds”)

Supplement dated August 25, 2010 to the

Prospectus dated March 1, 2010

On April 16, 2010, the Securities and Exchange Commission (“SEC”) brought an action under the U.S. federal securities laws in the U.S. District Court for the Southern District of New York against Goldman, Sachs & Co. (“GS&Co.”), the Funds’ Distributor, and one of its employees alleging that they made materially misleading statements and omissions in connection with a 2007 private placement of securities relating to a synthetic collateralized debt obligation sold to two institutional investors. On July 14, 2010, the SEC and GS&Co. entered into a consent agreement settling this action. On July 20, 2010, the U.S. District Court entered a final judgment approving the settlement.

The Funds’ Co-administrator, Goldman Sachs Asset Management (“GSAM”), a division of GS&Co., was not named in the complaint. Moreover, the SEC complaint did not seek any penalties against GSAM or against any employee who is or has been part of GSAM.

The SEC granted GSAM, GS&Co. and certain of their affiliates final exemptive relief to permit, among other things, GS&Co. to continue serving as principal underwriter for the Funds. Due to a provision in the law governing the operation of mutual funds, GS&Co. would otherwise have become ineligible to perform this activity as a result of the District Court’s entry of the final judgment.